UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 19, 2004

(Date of Report – date of earliest event reported)

Precision Optics Corporation, Inc.

(Exact name of registrant as specified in charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440
(Address of principal executive offices)

(978) 630-1800
(Registrant’s telephone number, including area code)

N/A
(Former Name and Addresses)

Item 5.  Other Information and Regulation FD Disclosure.

On July 19, 2004, the Registrant issued the press release attached as Exhibit 99.1 announcing that it has completed a previously announced rights offering.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibit Number	Title

	99.1	Press Release issued on July 19, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 20, 2004

PRECISION OPTICS CORPORATION, INC.

By:	/s/ Jack P. Dreimiller
Jack P. Dreimiller, Senior Vice
President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Precision Optics Corporation, Inc. on July 19, 2004.